Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

First Quarter 2014(1)(2)(3)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2014 once it is filed with the Securities and Exchange Commission.

(2)

References to ING Direct refers to business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. Reference to the 2012 U.S. card acquisition refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(3)

We adopted ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014. As permitted by the guidance, we adopted the proportional amortization method of accounting for Qualified Affordable Housing Projects. The proportional amortization method amortizes the cost of the investment over the period in which we will receive tax credits and other tax benefits, and the resulting amortization is recognized as a component of income taxes attributable to continuing operations. Historically, these investments were accounted for under the equity method of accounting and the passive losses related to the investments were recognized within non-interest expense. Prior period results and related metrics have been restated to conform to this presentation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated(1)

	2014	2013	2013	2013	2013
(Dollars in millions, except per share data and as noted) (unaudited)	Q1	Q4	Q3	Q2	Q1
Earnings
Net interest income	$4,350	$4,423	$4,560	$4,553	$4,570
Non-interest income(2)	1,020	1,121	1,091	1,085	981

Total net revenue(3)	5,370	5,544	5,651	5,638	5,551

Provision for credit losses	735	957	849	762	885
Non-interest expense:
Marketing	325	427	299	330	317
Amortization of intangibles(4)	143	166	161	167	177
Acquisition-related(5)	23	60	37	50	46
Operating expenses	2,441	2,582	2,612	2,471	2,451

Total non-interest expense	2,932	3,235	3,109	3,018	2,991

Income from continuing operations before income taxes	1,703	1,352	1,693	1,858	1,675
Income tax provision	579	477	575	631	541

Income from continuing operations, net of tax	1,124	875	1,118	1,227	1,134
Income/(Loss) from discontinued operations, net of tax(2)	30	(23)	(13)	(119)	(78)

Net income	1,154	852	1,105	1,108	1,056
Dividends and undistributed earnings allocated to participating securities(6)	(5)	(4)	(5)	(4)	(5)
Preferred stock dividends(6)	(13)	(13)	(13)	(13)	(13)

Net income available to common stockholders	$1,136	$835	$1,087	$1,091	$1,038

Common Share Statistics
Basic EPS:(6)
Net income from continuing operations	$1.94	$1.50	$1.89	$2.08	$1.92
Income/(Loss) from discontinued operations	0.05	(0.04)	(0.02)	(0.20)	(0.13)

Net income per basic common share	$1.99	$1.46	$1.87	$1.88	$1.79

Diluted EPS:(6)
Net income from continuing operations	$1.91	$1.46	$1.86	$2.05	$1.90
Income/(Loss) from discontinued operations	0.05	(0.03)	(0.02)	(0.20)	(0.13)

Net income per diluted common share	$1.96	$1.43	$1.84	$1.85	$1.77

Weighted average common shares outstanding (in millions) for:
Basic EPS	571.0	573.4	582.3	581.5	580.5
Diluted EPS	580.3	582.6	591.1	588.8	586.3
Common shares outstanding (period end, in millions)	572.9	572.7	582.0	584.9	584.0
Dividends per common share	$0.30	$0.30	$0.30	$0.30	$0.05
Tangible book value per common share (period end)(7)	45.88	43.64	43.01	41.41	41.72
Balance Sheet (Period End)
Loans held for investment(8)	$192,941	$197,199	$191,814	$191,512	$191,333
Interest-earning assets	259,422	265,170	259,152	265,693	268,479
Total assets	290,500	296,933	289,866	296,524	300,145
Interest-bearing deposits	184,214	181,880	184,553	187,768	191,093
Total deposits	208,324	204,523	206,834	209,865	212,410
Borrowings	30,118	40,654	31,845	36,231	37,492
Common equity	41,948	40,779	40,792	40,094	40,358
Total stockholders’ equity	42,801	41,632	41,645	40,947	41,211
Balance Sheet (Quarterly Average Balances)
Loans held for investment(8)	$193,722	$192,813	$191,135	$190,562	$195,997
Interest-earning assets	262,659	262,957	264,796	266,544	272,345
Total assets	294,275	294,040	294,919	297,748	303,226
Interest-bearing deposits	184,183	184,206	186,752	189,311	190,612
Total deposits	205,842	205,706	208,340	210,650	211,555
Borrowings	35,978	36,463	36,355	36,915	41,574
Common equity	42,006	41,502	40,332	40,637	40,027
Total stockholders’ equity	42,859	42,355	41,185	41,490	40,880

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated(1)

	2014	2013	2013	2013	2013
(Dollars in millions, except per share data and as noted) (unaudited)	Q1	Q4	Q3	Q2	Q1
Performance Metrics
Net interest income growth (quarter over quarter)	(2)%	(3)%	—%	—%	1%
Non-interest income growth (quarter over quarter)	(9)	3	1	11	(10)
Total net revenue growth (quarter over quarter)	(3)	(2)	—	2	(1)
Total net revenue margin(9)	8.18	8.43	8.54	8.46	8.15
Net interest margin(10)	6.62	6.73	6.89	6.83	6.71
Return on average assets(11)	1.53	1.19	1.52	1.65	1.50
Return on average tangible assets(12)	1.61	1.26	1.60	1.74	1.58
Return on average common equity(13)	10.53	8.27	10.91	11.91	11.15
Return on average tangible common equity(14)	16.83	13.38	17.96	19.62	18.69
Non-interest expense as a % of average loans held for investment(15)	6.05	6.71	6.51	6.33	6.10
Efficiency ratio(16)	54.60	58.35	55.02	53.53	53.88
Effective income tax rate for continuing operations	34.0	35.3	34.0	34.0	32.3
Full-time equivalent employees (in thousands), period end	41.1	42.0	39.6	39.6	39.3
Credit Quality Metrics(8)
Allowance for loan and lease losses	$4,098	$4,315	$4,333	$4,407	$4,606
Allowance as a % of loans held for investment	2.12%	2.19%	2.26%	2.30%	2.41%
Allowance as a % of loans held for investment (excluding acquired loans)	2.45	2.54	2.66	2.74	2.91
Net charge-offs	$931	$969	$917	$969	$1,079
Net charge-off rate(17)	1.92%	2.01%	1.92%	2.03%	2.20%
Net charge-off rate (excluding acquired loans)(17)	2.24	2.37	2.29	2.46	2.69
30+ day performing delinquency rate	2.22	2.63	2.54	2.35	2.37
30+ day performing delinquency rate (excluding acquired loans)	2.59	3.08	3.01	2.83	2.90
30+ day delinquency rate	2.51	2.96	2.88	2.71	2.74
30+ day delinquency rate (excluding acquired loans)	2.93	3.46	3.41	3.26	3.35
Capital Ratios(18)
Common equity Tier 1 capital ratio	13.0%	N/A	N/A	N/A	N/A
Tier 1 common ratio	N/A	12.2%	12.7%	12.0%	11.7%
Tier 1 risk-based capital ratio	13.4	12.6	13.1	12.4	12.1
Total risk-based capital ratio	15.4	14.7	15.2	14.6	14.4
Tier 1 leverage ratio	10.4	10.1	10.0	9.7	9.1
Tangible common equity (“TCE”) ratio	9.6	8.9	9.1	8.6	8.6

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income(1)

	Three Months Ended
(Dollars in millions, except per share data) (unaudited)	March 31, 2014	December 31, 2013	March 31, 2013
Interest income:
Loans, including loans held for sale	$4,307	$4,398	$4,649
Investment securities	416	414	374
Other	30	27	28

Total interest income	4,753	4,839	5,051

Interest expense:
Deposits	276	288	326
Securitized debt obligations	38	40	56
Senior and subordinated notes	77	75	82
Other borrowings	12	13	17

Total interest expense	403	416	481

Net interest income	4,350	4,423	4,570
Provision for credit losses	735	957	885

Net interest income after provision for credit losses	3,615	3,466	3,685

Non-interest income:(2)
Service charges and other customer-related fees	474	504	550
Interchange fees, net	440	489	445
Net other-than-temporary impairment losses recognized in earnings	(5)	(1)	(25)
Other	111	129	11

Total non-interest income	1,020	1,121	981

Non-interest expense:
Salaries and associate benefits	1,161	1,115	1,095
Occupancy and equipment	405	437	357
Marketing	325	427	317
Professional services	287	357	322
Communications and data processing	196	220	216
Amortization of intangibles(4)	143	166	177
Other	415	513	507

Total non-interest expense	2,932	3,235	2,991

Income from continuing operations before income taxes	1,703	1,352	1,675
Income tax provision	579	477	541

Income from continuing operations, net of tax	1,124	875	1,134
Income/(Loss) from discontinued operations, net of tax(2)	30	(23)	(78)

Net income	1,154	852	1,056
Dividends and undistributed earnings allocated to participating securities(6)	(5)	(4)	(5)
Preferred stock dividends(6)	(13)	(13)	(13)

Net income available to common stockholders	$1,136	$835	$1,038

Basic earnings per common share:(6)
Net income from continuing operations	$1.94	$1.50	$1.92
Income/(Loss) from discontinued operations	0.05	(0.04)	(0.13)

Net income per basic common share	$1.99	$1.46	$1.79

Diluted earnings per common share:(6)
Net income from continuing operations	$1.91	$1.46	$1.90
Income/(Loss) from discontinued operations	0.05	(0.03)	(0.13)

Net income per diluted common share	$1.96	$1.43	$1.77

Weighted average common shares outstanding (in millions) for:
Basic EPS	571.0	573.4	580.5
Diluted EPS	580.3	582.6	586.3
Dividends paid per common share	$0.30	$0.30	$0.05

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets(1)

(Dollars in millions)(unaudited)	March 31, 2014	December 31, 2013	March 31, 2013
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,373	$2,821	$1,947
Interest-bearing deposits with banks	2,641	3,131	4,563
Federal funds sold and securities purchased under agreements to resell	168	339	236

Total cash and cash equivalents	6,182	6,291	6,746
Restricted cash for securitization investors	550	874	1,018
Securities available for sale, at fair value	40,721	41,800	63,968
Securities held to maturity, at carrying value	20,150	19,132	—
Loans held for investment:
Unsecuritized loans held for investment	156,072	157,651	150,721
Restricted loans for securitization investors	36,869	39,548	40,612

Total loans held for investment	192,941	197,199	191,333
Less: Allowance for loan and lease losses	(4,098)	(4,315)	(4,606)

Net loans held for investment	188,843	192,884	186,727
Loans held for sale, at lower of cost or fair value	259	218	6,410
Premises and equipment, net	3,807	3,839	3,736
Interest receivable	1,325	1,418	1,378
Goodwill	13,974	13,978	13,900
Other	14,689	16,499	16,262

Total assets	$290,500	$296,933	$300,145

Liabilities:
Interest payable	$259	$307	$310
Customer deposits:
Non-interest bearing deposits	24,110	22,643	21,317
Interest-bearing deposits	184,214	181,880	191,093

Total customer deposits	208,324	204,523	212,410
Securitized debt obligations	9,783	10,289	11,046
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,544	915	855
Senior and subordinated notes	14,891	13,134	13,255
Other borrowings	3,900	16,316	12,336

Total other debt	20,335	30,365	26,446
Other liabilities	8,998	9,817	8,722

Total liabilities	247,699	255,301	258,934

Stockholders’ equity:
Preferred stock	—	—	—
Common stock	6	6	6
Additional paid-in capital, net	26,605	26,526	26,256
Retained earnings	21,259	20,292	17,791
Accumulated other comprehensive income (“AOCI”)	(710)	(872)	473
Treasury stock, at cost	(4,359)	(4,320)	(3,315)

Total stockholders’ equity	42,801	41,632	41,211

Total liabilities and stockholders’ equity	$290,500	$296,933	$300,145

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)

We recorded the following related to mortgage representation and warranty losses: a benefit of $33 million in Q1 2014 (which includes a benefit of $47 million before taxes in discontinued operations and a provision of $14 million before taxes in continuing operations), a provision of $33 million in Q4 2013, a benefit of $4 million in Q3 2013, and provisions of $183 million and $97 million in Q2 2013 and Q1 2013 respectively. Historically, the majority of the provision for representation and warranty losses is included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve was $1.1 billion as of March 31, 2014, $1.2 billion as of December 31, 2013 and $994 million as of March 31, 2013.

(3)

Total net revenue was reduced by $163 million in Q1 2014, $185 million in Q4 2013, $154 million in Q3 2013, $192 million in Q2 2013 and $265 million in Q1 2013 for the estimated uncollectible amount of billed finance charges and fees.

(4)

Includes purchased credit card relationship (“PCCR”) intangible amortization of $98 million in Q1 2014, $102 million in Q4 2013, $106 million in Q3 2013, $110 million in Q2 2013 and $116 million in Q1 2013, the substantial majority of which is attributable to the 2012 U.S. card acquisition. Includes core deposit intangible amortization of $36 million in Q1 2014, $38 million in Q4 2013, $40 million in Q3 2013, $43 million in Q2 2013 and $44 million in Q1 2013.

(5)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.
(6)

Dividends and undistributed earnings allocated to participating securities, earnings per share, and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(7)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(8)

Loans held for investment includes acquired loans accounted for based on cash flows expected to be collected. We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the 2012 U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). The table below presents amounts related to acquired loans accounted for under SOP 03-3:

(Dollars in millions) (unaudited)	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$28,549	$29,761	$31,377	$33,620	$36,216
Period-end loans held for investment	27,390	28,550	30,080	32,275	34,943
Average loans held for investment	27,760	29,055	30,713	33,144	35,706

(9)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(10)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(11)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.
(12)

Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(13)

Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(14)

Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of return on average tangible common equity may not be comparable to similarly titled measures reported by other companies. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.
(16)	Calculated based on non-interest expense for the period divided by total net revenue for the period.
(17)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(18)

Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. We calculated regulatory capital measures for periods prior to the first quarter of 2014 under Basel I. Ratios as of the end of Q1 2014 are preliminary and therefore subject to change. TCE ratio is a non-GAAP measure. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin(1)

	2014 Q1			2013 Q4			2013 Q1
(Dollars in millions)(unaudited)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)	Average Balance	Interest Income/ Expense(2)	Yield/ Rate(2)
Interest-earning assets:
Loans, including loans held for sale	$194,020	$4,307	8.88%	$193,368	$4,398	9.10%	$200,441	$4,649	9.28%
Investment securities(3)	62,124	416	2.68	62,919	414	2.63	64,798	374	2.31
Cash equivalents and other	6,515	30	1.84	6,670	27	1.62	7,106	28	1.58

Total interest-earning assets	$262,659	$4,753	7.24%	$262,957	$4,839	7.36%	$272,345	$5,051	7.42%

Interest-bearing liabilities:
Interest-bearing deposits	$184,183	$276	0.60%	$184,206	$288	0.63%	$190,612	$326	0.68%
Securitized debt obligations	10,418	38	1.46	9,873	40	1.62	11,758	56	1.91
Senior and subordinated notes	14,162	77	2.17	12,765	75	2.35	11,984	82	2.74
Other borrowings	11,398	12	0.42	13,825	13	0.38	17,832	17	0.38

Total interest-bearing liabilities	$220,161	$403	0.73%	$220,669	$416	0.75%	$232,186	$481	0.83%

Net interest income/spread		$4,350	6.51%		$4,423	6.61%		$4,570	6.59%

Impact of non-interest bearing funding			0.11			0.12			0.12

Net interest margin			6.62%			6.73%			6.71%

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.
(3)

Prior to Q2 2013, average balances for investment securities were calculated based on fair value amounts. Effective Q2 2013, average balances are calculated based on the amortized cost of investment securities. The impact of this change on prior period yields is not material.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics(1)

(Dollars in millions)(unaudited)	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$68,275	$73,255	$69,936	$70,490	$70,361
International credit card	7,575	8,050	8,031	7,820	8,036

Total credit card	75,850	81,305	77,967	78,310	78,397

Consumer banking:
Auto	33,080	31,857	30,803	29,369	27,940
Home loan	34,035	35,282	36,817	39,163	41,931
Retail banking	3,612	3,623	3,665	3,686	3,742

Total consumer banking	70,727	70,762	71,285	72,218	73,613

Commercial banking:
Commercial and multifamily real estate	21,256	20,750	19,523	18,570	17,878
Commercial and industrial	24,064	23,309	21,848	21,170	20,127

Total commercial lending	45,320	44,059	41,371	39,740	38,005
Small-ticket commercial real estate	910	952	1,028	1,065	1,145

Total commercial banking	46,230	45,011	42,399	40,805	39,150

Other loans	134	121	163	179	173

Total	$192,941	$197,199	$191,814	$191,512	$191,333

Average Loans Held For Investment
Credit card:
Domestic credit card	$69,810	$70,368	$69,947	$69,966	$74,714
International credit card	7,692	7,899	7,782	7,980	8,238

Total credit card	77,502	78,267	77,729	77,946	82,952

Consumer banking:
Auto	32,387	31,424	30,157	28,677	27,477
Home loan	34,646	35,974	37,852	40,532	43,023
Retail banking	3,630	3,635	3,655	3,721	3,786

Total consumer banking	70,663	71,033	71,664	72,930	74,286

Commercial banking:
Commercial and multifamily real estate	20,962	19,928	19,047	18,084	17,454
Commercial and industrial	23,541	22,445	21,491	20,332	19,949

Total commercial lending	44,503	42,373	40,538	38,416	37,403
Small-ticket commercial real estate	932	986	1,038	1,096	1,173

Total commercial banking	45,435	43,359	41,576	39,512	38,576

Other loans	122	154	166	174	183

Total	$193,722	$192,813	$191,135	$190,562	$195,997

Net Charge-off Rates
Credit card:
Domestic credit card	4.01%	3.89%	3.67%	4.28%	4.43%
International credit card	4.17	4.74	4.71	5.08	4.59

Total credit card	4.02	3.98	3.78	4.36	4.45

Consumer banking:
Auto	1.66	2.30	2.01	1.28	1.78
Home loan	0.06	0.03	0.06	0.03	0.04
Retail banking	0.95	1.09	1.38	1.50	1.85

Total consumer banking	0.84	1.09	0.95	0.60	0.78

Commercial banking:
Commercial and multifamily real estate	0.01	(0.11)	(0.11)	0.04	0.01
Commercial and industrial	0.03	0.04	0.18	0.03	0.04

Total commercial lending	0.02	(0.03)	0.04	0.03	0.03
Small-ticket commercial real estate	0.67	(0.81)	1.26	0.45	1.41

Total commercial banking	0.04	(0.05)	0.07	0.04	0.07

Other loans	(0.68)	4.68	12.17	13.10	14.53

Total	1.92%	2.01%	1.92%	2.03%	2.20%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.02%	3.43%	3.46%	3.05%	3.37%
International credit card	3.59	3.71	3.86	3.84	4.04

Total credit card	3.08	3.46	3.51	3.13	3.44

Consumer banking:
Auto	5.29	6.85	6.29	6.03	5.58
Home loan	0.12	0.16	0.14	0.12	0.14
Retail banking	0.74	0.69	0.68	0.68	0.83

Total consumer banking	2.57%	3.20%	2.82%	2.55%	2.24%

Nonperforming Asset Rates(2)
Credit card:
International credit card	1.07%	1.10%	1.16%	1.20%	1.13%

Total credit card	0.11	0.11	0.12	0.12	0.12

Consumer banking:
Auto(10)	0.81	1.11	0.92	0.81	0.71
Home loan	1.17	1.14	1.08	1.08	1.02
Retail banking	1.15	1.13	1.10	1.11	1.24

Total consumer banking	1.00	1.12	1.01	0.97	0.91

Commercial banking:
Commercial and multifamily real estate	0.31	0.29	0.40	0.56	0.76
Commercial and industrial	0.40	0.44	0.65	0.65	0.64

Total commercial lending	0.35	0.37	0.53	0.61	0.69
Small-ticket commercial real estate	0.73	0.43	1.49	1.11	2.42

Total commercial banking	0.36%	0.37%	0.56%	0.62%	0.74%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business

	2014	2013	2013	2013	2013
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Credit Card
Earnings:
Net interest income	$2,525	$2,576	$2,757	$2,804	$2,830
Non-interest income	785	833	834	832	821

Total net revenue	3,310	3,409	3,591	3,636	3,651
Provision for credit losses	558	751	617	713	743
Non-interest expense	1,726	1,868	1,904	1,819	1,848

Income from continuing operations before taxes	1,026	790	1,070	1,104	1,060
Income tax provision	358	274	376	385	374

Income from continuing operations, net of tax	$668	$516	$694	$719	$686

Selected performance metrics:
Period-end loans held for investment	$75,850	$81,305	$77,967	$78,310	$78,397
Average loans held for investment	77,502	78,267	77,729	77,946	82,952
Average yield on loans held for investment(4)	14.43%	14.64%	15.72%	15.94%	15.16%
Total net revenue margin(5)	17.08	17.43	18.48	18.66	17.61
Net charge-off rate	4.02	3.98	3.78	4.36	4.45
30+ day performing delinquency rate	3.08	3.46	3.51	3.13	3.44
30+ day delinquency rate	3.16	3.54	3.60	3.22	3.53
Nonperforming loan rate(3)	0.11	0.11	0.12	0.12	0.12
Card loan premium amortization and other intangible accretion(6)	$37	$39	$45	$57	$57
PCCR intangible amortization	98	102	106	110	116
Purchase volume(7)	47,434	54,245	50,943	50,788	45,098
Domestic Card
Earnings:
Net interest income	$2,255	$2,303	$2,492	$2,536	$2,556
Non-interest income	702	747	749	737	724

Total net revenue	2,957	3,050	3,241	3,273	3,280
Provision for credit losses	486	679	529	647	647
Non-interest expense	1,545	1,664	1,713	1,635	1,633

Income from continuing operations before taxes	926	707	999	991	1,000
Income tax provision	331	252	355	353	356

Income from continuing operations, net of tax	$595	$455	$644	$638	$644

Selected performance metrics:
Period-end loans held for investment	$68,275	$73,255	$69,936	$70,490	$70,361
Average loans held for investment	69,810	70,368	69,947	69,966	74,714
Average yield on loans held for investment(4)	14.19%	14.44%	15.65%	15.91%	15.07%
Total net revenue margin(5)	16.94	17.34	18.53	18.71	17.56
Net charge-off rate	4.01	3.89	3.67	4.28	4.43
30+ day performing delinquency rate	3.02	3.43	3.46	3.05	3.37
30+ day delinquency rate	3.02	3.43	3.46	3.05	3.37
Purchase volume(7)	$44,139	$50,377	$47,420	$47,273	$41,831
International Card
Earnings:
Net interest income	$270	$273	$265	$268	$274
Non-interest income	83	86	85	95	97

Total net revenue	353	359	350	363	371
Provision for credit losses	72	72	88	66	96
Non-interest expense	181	204	191	184	215

Income from continuing operations before taxes	100	83	71	113	60
Income tax provision	27	22	21	32	18

Income from continuing operations, net of tax	$73	$61	$50	$81	$42

Selected performance metrics:
Period-end loans held for investment	$7,575	$8,050	$8,031	$7,820	$8,036
Average loans held for investment	7,692	7,899	7,782	7,980	8,238
Average yield on loans held for investment	16.64%	16.48%	16.35%	16.19%	15.97%
Total net revenue margin	18.38	18.20	17.99	18.20	18.01
Net charge-off rate	4.17	4.74	4.71	5.08	4.59
30+ day performing delinquency rate	3.59	3.71	3.86	3.84	4.04
30+ day delinquency rate	4.41	4.56	4.78	4.79	4.93
Nonperforming loan rate(3)	1.07	1.10	1.16	1.20	1.13
Purchase volume(7)	$3,295	$3,868	$3,523	$3,515	$3,267

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business

	2014	2013	2013	2013	2013
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Consumer Banking
Earnings:
Net interest income	$1,433	$1,468	$1,481	$1,478	$1,478
Non-interest income	150	195	184	189	181

Total net revenue	1,583	1,663	1,665	1,667	1,659
Provision for credit losses	140	212	202	67	175
Non-interest expense	930	1,018	927	910	890

Income from continuing operations before taxes	513	433	536	690	594
Income tax provision	183	154	191	246	211

Income from continuing operations, net of tax	$330	$279	$345	$444	$383

Selected performance metrics:
Period-end loans held for investment	$70,727	$70,762	$71,285	$72,218	$73,613
Average loans held for investment	70,663	71,033	71,664	72,930	74,286
Average yield on loans held for investment	6.18%	6.30%	6.21%	5.99%	5.93%
Auto loan originations	$4,727	$4,322	$4,752	$4,525	$3,789
Period-end deposits	171,529	167,652	168,437	169,789	172,605
Average deposits	168,676	167,870	169,082	170,733	171,089
Average deposit interest rate	0.57%	0.60%	0.63%	0.64%	0.64%
Core deposit intangible amortization	$30	$32	$34	$35	$37
Net charge-off rate	0.84%	1.09%	0.95%	0.60%	0.78%
30+ day performing delinquency rate	2.57	3.20	2.82	2.55	2.24
30+ day delinquency rate	3.14	3.89	3.46	3.15	2.81
Nonperforming loan rate(3)	0.74	0.86	0.79	0.78	0.74
Nonperforming asset rate(2)	1.00	1.12	1.01	0.97	0.91
Period-end loans serviced for others	$6,868	$7,665	$14,043	$14,313	$14,869

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business(1)

	2014	2013	2013	2013	2013
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Commercial Banking
Earnings:
Net interest income	$421	$447	$424	$402	$401
Non-interest income	87	131	87	93	84

Total net revenue(8)(11)	508	578	511	495	485
Provision for credit losses	40	(6)	31	(14)	(35)
Non-interest expense	255	281	228	228	221

Income from continuing operations before taxes	213	303	252	281	299
Income tax provision	76	108	90	100	106

Income from continuing operations, net of tax	$137	$195	$162	$181	$193

Selected performance metrics:
Period-end loans held for investment	$46,230	$45,011	$42,399	$40,805	$39,150
Average loans held for investment	45,435	43,359	41,576	39,512	38,576
Average yield on loans held for investment(8)	3.47%	3.92%	3.87%	3.84%	3.91%
Period-end deposits	$31,485	$30,567	$30,592	$30,869	$30,275
Average deposits	31,627	31,033	30,685	30,746	30,335
Average deposit interest rate	0.25%	0.25%	0.27%	0.26%	0.28%
Core deposit intangible amortization	$6	$6	$6	$8	$7
Net charge-off rate	0.04%	(0.05)%	0.07%	0.04%	0.07%
Nonperforming loan rate(3)	0.33	0.33	0.47	0.60	0.71
Nonperforming asset rate(2)	0.36	0.37	0.56	0.62	0.74

Risk category:(9)
Noncriticized	$44,904	$43,593	$40,940	$39,168	$37,359
Criticized performing	952	1,007	968	1,087	1,191
Criticized nonperforming	150	149	201	244	277

Total risk-rated loans	46,006	44,749	42,109	40,499	38,827
Acquired commercial loans	224	262	290	306	323

Total commercial loans	$46,230	$45,011	$42,399	$40,805	$39,150

% of period-end commercial loans held for investment:
Noncriticized	97.1%	96.9%	96.5%	96.0%	95.4%
Criticized performing	2.1	2.2	2.3	2.7	3.1
Criticized nonperforming	0.3	0.3	0.5	0.6	0.7

Total risk-rated loans	99.5	99.4	99.3	99.3	99.2
Acquired commercial loans	0.5	0.6	0.7	0.7	0.8

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total(1)

(Dollars in millions) (unaudited)	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Other
Earnings:
Net interest expense	$(29)	$(68)	$(102)	$(131)	$(139)
Non-interest income	(2)	(38)	(14)	(29)	(105)

Total net revenue(11)	(31)	(106)	(116)	(160)	(244)
Provision for credit losses	(3)	—	(1)	(4)	2
Non-interest expense	21	68	50	61	32

Loss from continuing operations before taxes	(49)	(174)	(165)	(217)	(278)
Income tax benefit	(38)	(59)	(82)	(100)	(150)

Loss from continuing operations, net of tax	$(11)	$(115)	$(83)	$(117)	$(128)

Selected performance metrics:
Period-end loans held for investment	$134	$121	$163	$179	$173
Average loans held for investment	122	154	166	174	183
Period-end deposits	5,310	6,304	7,805	9,207	9,530
Average deposits	5,539	6,803	8,573	9,171	10,131
Total
Earnings:
Net interest income	$4,350	$4,423	$4,560	$4,553	$4,570
Non-interest income	1,020	1,121	1,091	1,085	981

Total net revenue	5,370	5,544	5,651	5,638	5,551
Provision for credit losses	735	957	849	762	885
Non-interest expense	2,932	3,235	3,109	3,018	2,991

Income from continuing operations before taxes	1,703	1,352	1,693	1,858	1,675
Income tax provision	579	477	575	631	541

Income from continuing operations, net of tax	$1,124	$875	$1,118	$1,227	$1,134

Selected performance metrics:
Period-end loans held for investment	$192,941	$197,199	$191,814	$191,512	$191,333
Average loans held for investment	193,722	192,813	191,135	190,562	195,997
Period-end deposits	208,324	204,523	206,834	209,865	212,410
Average deposits	205,842	205,706	208,340	210,650	211,555

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(2)

Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset rates are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. Nonperforming assets related to acquired loans are excluded from the calculation.

(3)	The nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end loans held for investment for each respective category.
(4)

The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Credit Card of 121 basis points and 110 basis points, respectively, in Q3 2013, 168 basis points and 152 basis points, respectively, in Q2 2013 and 107 basis points and 97 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(5)

The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Credit Card of 136 basis points and 123 basis points, respectively, in Q3 2013, 188 basis points and 169 basis points, respectively, in Q2 2013 and 123 basis points and 112 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(6)	Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the 2012 U.S. card acquisition.
(7)	Includes credit card purchase transactions, net of returns for both loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.
(8)

Some of our tax-related commercial investments generate tax-exempt income or tax credits, accordingly we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(9)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(10)	Includes the net realizable value of auto loans that have been charged down as a result of a bankruptcy filing and repossessed assets obtained in satisfaction of auto loans.
(11)

Commercial Banking revenue related to qualified housing credits is presented on a taxable-equivalent basis. As a result of the adoption of ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects”, losses related to these investments are now recognized, along with the associated tax benefits, as a component of income taxes attributable to continuing operations instead of non-interest expense. As such, losses related to these investments decrease the overall tax benefits recognized as a component of income taxes attributable to continuing operations and taxable-equivalent revenue in the Commercial Banking segment. This decrease in revenue is offset by an increase in revenue in the Other segment. Prior period amounts have been adjusted to conform to current period presentation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

We report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity (“TCE”), tangible assets, and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(Dollars in millions)(unaudited)	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Average Equity to Non-GAAP Average Tangible Common Equity
Average stockholders’ equity	$42,859	42,355	$41,185	$41,490	$40,880
Adjustments: Average goodwill and other intangible assets(1)	(15,727)	(15,847)	(15,829)	(15,974)	(16,141)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)

Average tangible common equity	$26,279	$25,655	$24,503	$24,663	$23,886

End of Period Stockholders’ Equity to Non-GAAP Tangible Common Equity
End of period stockholders’ equity	$42,801	$41,632	$41,645	$40,947	$41,211
Adjustments: Goodwill and other intangible assets(1)	(15,666)	(15,784)	(15,760)	(15,872)	(15,992)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	(853)	(853)

Tangible common equity	$26,282	$24,995	$25,032	$24,222	$24,366

Average Assets to Average Tangible Assets
Average assets	$294,275	$294,040	$294,919	$297,748	$303,226
Adjustments: Average goodwill and other intangible assets(1)	(15,727)	(15,847)	(15,829)	(15,974)	(16,141)

Average tangible assets	$278,548	$278,193	$279,090	$281,774	$287,085

End of Period Assets to Tangible Assets
End of period assets	$290,500	$296,933	$289,866	$296,524	$300,145
Adjustments: Goodwill and other intangible assets(1)	(15,666)	(15,784)	(15,760)	(15,872)	(15,992)

Tangible assets	$274,834	$281,149	$274,106	$280,652	$284,153

Non-GAAP TCE Ratio
Tangible common equity	$26,282	$24,995	$25,032	$24,222	$24,366
Tangible assets	274,834	281,149	274,106	280,652	284,153
TCE ratio(3)	9.6%	8.9%	9.1%	8.6%	8.6%

Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. Prior to January 1, 2014, we calculated regulatory capital under Basel I as shown in footnote 13.

(Dollars in millions)(unaudited)	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Regulatory Capital Ratios(4)		Prior periods disclosed under Basel I. See footnote 13.
Common equity excluding AOCI	$42,658
Adjustments: AOCI(5)(6)	(182)
Goodwill(1)	(13,811)
Intangible Assets(1)(6)	(314)
Other	83

Common equity Tier 1 capital	28,434
Adjustments: Tier 1 capital instruments(2)	853
Additional Tier 1 capital adjustments	(30)

Tier 1 capital	29,257

Adjustments: Tier 2 capital instruments(2)	1,764
Qualifying allowance for loan and lease losses	2,751
Additional Tier 2 capital adjustments	6

Tier 2 capital	4,521

Total risk-based capital(7)	$33,778

Risk-weighted assets(8)	$219,151

Average assets for the leverage ratio	$280,907

Common equity Tier 1 capital ratio(9)	13.0%
Tier 1 risk-based capital ratio(10)	13.4
Total risk-based capital ratio(11)	15.4
Tier 1 leverage ratio(12)	10.4

(1)	Includes impact of related deferred taxes
(2)	Includes related surplus
(3)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(4)	Regulatory capital ratios as of the end of Q1 2014 are preliminary and therefore subject to change.
(5)	Amounts presented are net of tax.
(6)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 20% for 2014.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Risk-weighted assets continue to be calculated based on Basel I in 2014 consistent with the transition provisions.
(9)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(12)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(13)

Table below shows prior period regulatory capital measures calculated under Basel I. We adopted ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014. Regulatory measures calculated under Basel I for prior quarters have been restated to conform to this presentation.

(Dollars in millions)(unaudited)	2013 Q4	2013 Q3	2013 Q2	2013 Q1
Total stockholders’ equity	$41,632	$41,645	$40,947	$41,211
Adjustments: Net unrealized (gains) losses on AFS securities recorded in AOCI	791	736	503	(583)
Net (gains) losses on cash flow hedges recorded in AOCI	136	123	175	15
Disallowed goodwill and other intangible assets	(14,326)	(14,263)	(14,309)	(14,360)
Disallowed deferred tax assets	—	—	—	—
Noncumulative perpetual preferred stock	(853)	(853)	(853)	(853)
Other	(5)	(5)	(5)	(4)

Tier 1 common capital	27,375	27,383	26,458	25,426
Adjustments: Noncumulative perpetual preferred stock	853	853	853	853
Tier 1 restricted core capital items	2	2	2	1

Tier 1 capital	28,230	28,238	27,313	26,280

Adjustments: Long-term debt qualifying as Tier 2 capital	1,914	1,909	2,104	2,121
Qualifying allowance for loan and lease losses	2,833	2,726	2,781	2,737
Other Tier 2 components	10	8	12	11

Tier 2 capital	4,757	4,643	4,897	4,869

Total risk-based capital	$32,987	$32,881	$32,210	$31,149

Risk-weighted assets	$224,556	$215,809	$220,150	$216,441

Average assets for the leverage ratio	$280,574	$281,978	$282,962	$288,210

Tier 1 common ratio	12.2%	12.7%	12.0%	11.7%
Tier 1 risk-based capital ratio	12.6	13.1	12.4	12.1
Total risk-based capital ratio	14.7	15.2	14.6	14.4
Tier 1 leverage ratio	10.1	10.0	9.7	9.1